UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

_______________________________

Date of Report (Date of earliest event reported): June 6, 2014

GARMIN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	0-31983	98-0229227
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

Mühlentalstrasse 2

8200 Schaffhausen

Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 52 630 1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 6, 2014, Garmin Ltd. (“Garmin”) held its annual general meeting of shareholders.  At the annual general meeting, the shareholders: (i) elected Andrew Etkind as ad hoc Chairman of the meeting; (ii) approved Garmin’s 2013 Annual Report, including the consolidated financial statements of Garmin for the fiscal year ended December 28, 2013 and the statutory financial statements of Garmin for the fiscal year ended December 28, 2013; (iii) approved the appropriation of available earnings; (iv) approved the payment of a cash dividend in the aggregate amount of $1.92 per share out of Garmin’s general reserve from capital contribution in four equal installments; (v) discharged the members of Garmin’s Board of Directors and the members of Executive Management from liability for the fiscal year ended December 28, 2013; (vi) elected Donald H. Eller, Joseph, J. Hartnett, Min H. Kao, Charles W. Peffer, Clifton A. Pemble and Thomas P. Poberezny as directors of Garmin for a term extending until completion of the 2015 annual general meeting of shareholders; (vii) elected Min H. Kao as Executive Chairman of the Board of Directors for a term extending until completion of the 2015 annual general meeting of shareholders; (viii) elected Donald H. Eller, Joseph, J. Hartnett, Charles W. Peffer, and Thomas P. Poberezny as members of Garmin’s Compensation Committee for a term extending until completion of the 2015 annual general meeting of shareholders; (ix) elected the law firm of Reiss+Preuss LLP as Independent Proxy for a term extending until completion of the 2015 annual general meeting of shareholders; (x) ratified the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the 2014 fiscal year and re-elected Ernst & Young Ltd. as Garmin’s statutory auditor for another one-year term; (xi) approved an advisory resolution approving the compensation of Garmin’s Named Executive Officers, as disclosed in Garmin’s proxy statement for the 2014 annual general meeting of shareholders pursuant to the executive compensation disclosure rules promulgated by the Securities and Exchange Commission; (xii) approved amendments to Garmin’s Articles of Association in order to implement requirements under recent Swiss legislation regarding elections and certain other matters; (xiii) approved amendments to Garmin’s Articles of Association in order to implement requirements under recent Swiss legislation regarding the compensation of the Board of Directors and Executive Management and related matters; and (xiv) approved amendments to Garmin’s Articles of Association in order to allow annual general meetings to be held online to the extent permitted under applicable law.

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The tabulation of votes with respect to the election of directors was as follows:

	For	Against	Abstentions
Donald H. Eller	138,987,585	5,194,907	87,836
Joseph J. Hartnett	143,885,542	285,719	99,067
Min H. Kao	143,267,771	928,785	73,772
Charles W. Peffer	143,882,219	296,678	91,431
Clifton A. Pemble	143,640,898	543,807	85,623
Thomas P. Poberezny	143,871,936	292,657	105,735

The tabulation of votes with respect to the election of members of the Compensation Committee was as follows:

	For	Against	Abstentions
Donald H. Eller	138,214,962	5,961,280	94,086
Joseph J. Hartnett	143,857,035	305,308	107,985
Charles W. Peffer	143,850,005	324,161	96,162
Thomas P. Poberezny	143,845,378	314,026	110,924

The shareholders elected Andrew Etkind as ad hoc Chairman of the Meeting. The tabulation of votes on this matter was as follows: 144,157,071votes for; 40,671votes against; and 72,586 abstentions.

The shareholders approved Garmin’s 2013 Annual Report, including the consolidated financial statements for the fiscal year ended December 28, 2013 and the statutory financial statements for the fiscal year ended December 28, 2013. The tabulation of votes on this matter was as follows: 144,141,037 votes for; 33,312 votes against; and 95,979 abstentions.

The shareholders approved the appropriation of available earnings. The tabulation of votes on this matter was as follows: 144,123,527 votes for; 42,957 votes against; and 103,844 abstentions.

The shareholders approved the payment of a cash dividend in the aggregate amount of $1.92 per share out of Garmin’s general reserve from capital contribution in four equal installments. The tabulation of votes on this matter was as follows: 144,123,946 votes for; 32,324 votes against; and 114,058 abstentions.

The shareholders discharged the members of Garmin’s Board of Directors and the members of Garmin’s Executive Management from liability for the fiscal year ended December 28, 2013. The tabulation of votes on this matter was as follows: 133,736,673 votes for; 1,051,781 votes against; and 9,481,874 abstentions.

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The shareholders elected Min H. Kao as Executive Chairman of the Board of Directors for a term extending until completion of the 2015 annual general meeting of shareholders. The tabulation of votes on this matter was as follows: 139,281,662 votes for; 4,915,134 votes against; and 73,532 abstentions.

The shareholders elected the law firm of Reiss+Preuss LLP as Independent Proxy for a term extending until completion of the 2015 annual general meeting of shareholders The tabulation of votes on this matter was as follows: 144,138,656 votes for; 37,131 votes against; and 94,541 abstentions.

The shareholders ratified the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the 2014 fiscal year and elected Ernst & Young Ltd. as Garmin’s statutory auditor for another one-year term. The tabulation of votes on this matter was as follows: 144,058,680 votes for; 144,681 votes against; and 69,967 abstentions.

The shareholders approved an advisory resolution approving the compensation of Garmin’s Named Executive Officers, as disclosed in Garmin’s proxy statement for the 2014 annual general meeting of shareholders pursuant to the executive compensation disclosure rules promulgated by the Securities and Exchange Commission. The tabulation of votes on this matter was as follows: 141,594,262 votes for; 2,555,789 votes against; and 120,277 abstentions.

The shareholders approved amendments to Garmin’s Articles of Association in order to implement requirements under recent Swiss legislation elections and certain other matters. The tabulation of votes on this matter was as follows: 144,059,004 votes for; 122,381 votes against; and 88,943 abstentions.

The shareholders approved amendments to Garmin’s Articles of Association in order to implement requirements under recent Swiss legislation regarding the compensation of the Board of Directors and Executive Management and related matters. The tabulation of votes on this matter was as follows: 143,786,703 votes for; 384,252 votes against; and 99,373 abstentions.

The shareholders approved amendments to Garmin’s Articles of Association in order to allow annual general meetings to be held online to the extent permitted under applicable law. The tabulation of votes on this matter was as follows: 138,144,185 votes for; 6,037,595 votes against; and 88,548 abstentions.

Item 8.01. Other Events

On June 6, 2014, Garmin issued a press release, a copy of which is attached hereto as Exhibit No. 99.1 and incorporated by reference herein, announcing that its shareholders have approved a cash dividend in the amount of $1.92 per share out of Garmin’s general reserve from capital contribution payable in four equal installments on dates to be determined by the Board of Directors in its discretion. The Board has determined that the first installment of $0.48 will be payable on June 30, 2014 to shareholders of record on June 17, 2014. The Board currently expects that the dividend payment and record dates for the remaining three installments will be as follows: $0.48 on September 30, 2014 to shareholders of record on September 15, 2014, $0.48 on December 31, 2014 to shareholders of record on December 15, 2014 and $0.48 on March 31, 2015 to shareholders of record on March 16, 2015.

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Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are furnished herewith.

Exhibit No.	Description

99.1	Press Release dated June 6, 2014 (furnished pursuant to Item 8.01)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN LTD.

Date: June 9, 2014	/s/ Andrew R. Etkind
Andrew R. Etkind
Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 6, 2014 (furnished pursuant to Item 8.01)

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